UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

DUKE ENERGY FLORIDA, LLC

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On September 29, 2023, Duke Energy Florida, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 27, 2023 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter $200,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Floating Rate Series due 2073 (the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriter at a discount to their principal amount. The Mortgage Bonds were issued under the Indenture, dated as of January 1, 1944, as amended and supplemented from time to time, including by the Sixtieth Supplemental Indenture, dated as of September 1, 2023 (the “Supplemental Indenture”), each between the Company and The Bank of New York Mellon, as successor Trustee and calculation agent, relating to the Mortgage Bonds (collectively, the “Mortgage”).

The foregoing disclosure is qualified in its entirety by the provisions of the Mortgage, the Supplemental Indenture, together with the form of global bond evidencing the Mortgage Bonds included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-267583-03).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 4.1	Sixtieth Supplemental Indenture, dated as of September 1, 2023, between the Company and The Bank of New York Mellon, as successor Trustee and Calculation Agent
Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1	Underwriting Agreement, dated September 27, 2023, between the Company and Morgan Stanley & Co. LLC, as underwriter
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA, LLC

Date: September 29, 2023	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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